EFFECTIVE AUGUST 23RD, 2004
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)     August 16, 2005
F.N.B. Corporation

(Exact name of registrant as specified in its charter)

Florida	001-31940	25-1255406

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One F.N.B. Boulevard, Hermitage, Pennsylvania	16148

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code    (724) 981-6000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders.
     As of August 16, 2005, we entered into an Indenture, by and among F.N.B. Corporation, as Guarantor (“FNB”), FNB Financial Services, LP, as Issuer (the “Company”), and J.P. Morgan Trust Company, National Association, as Trustee (the “Indenture”). The Company is a newly-formed Delaware limited partnership and is wholly-owned by us through two newly-formed, wholly-owned Delaware corporations, Regency Consumer Financial Services Inc., the general partner of the Company, and FNB Consumer Financial Services Inc., the limited partner of the Company. Also as of August 16, 2005, we entered into an Agency Agreement by and among the Company, FNB and Regency Finance Company, as Agent. Regency Finance Company is also a wholly-owned subsidiary of FNB. Regency Finance Company and its wholly-owned subsidiary, Citizens Financial Services, Inc., will serve as the Agent of the Company and FNB, including as the Exchange Agent in connection with the Exchange Offer (as defined below), pursuant to the Agency Agreement. Regency Finance Company also does business as F.N.B. Consumer Discount Company and Finance & Mortgage Acceptance Corporation.
     Pursuant to a prospectus dated August 22, 2005, as the same may be subsequently amended and supplemented (the “Prospectus”), the Company will soon be offering up to Three Hundred Fifty Million Dollars ($350,000,000) aggregate principal amount of its nonnegotiable subordinated term, daily and special daily notes (the “New Notes”), which are fully and unconditionally guaranteed by FNB pursuant to a Guaranty dated as of August 16, 2005, and issued under and pursuant to the Indenture. It is also offering to exchange FNB’s currently outstanding term and daily subordinated notes, or the “Outstanding Notes,” for corresponding New Notes pursuant to the Prospectus and an accompanying Letter of Transmittal (the “Exchange Offer”). The New Notes are similar to the Outstanding Notes, except that they are being issued by the Company and are fully and unconditionally guaranteed by FNB. Also, each series of the New Notes is partially redeemable by the Company pro rata, by lot or any other equitable fashion, while certain of the Outstanding Notes are not partially redeemable by FNB, and those that are partially redeemable may be partially redeemed only pro rata.
     Once the new note offering begins, FNB will no longer be offering Outstanding Notes, and reserves the right to redeem Outstanding Notes which are not exchanged for corresponding New Notes. Holders of Outstanding Daily Notes will no longer be permitted to add to the outstanding principal balance of such Notes. Any Outstanding Notes that are not exchanged will remain outstanding, and may be renewed or redeemed in accordance with their terms.
     Interest on an Outstanding Note accepted for exchange will cease to accrue upon the issuance of the corresponding New Note. Any early termination interest penalty otherwise applicable to an Outstanding Term Note redeemed prior to maturity will be waived by FNB in connection with the exchange of an Outstanding Term Note for a corresponding New Term Note. Current interest rates will be provided in a prospectus supplement. Because the interest rates on Daily Notes may change on a monthly basis, holders of Outstanding Daily Notes are encouraged to check current rates by calling or visiting any office of Regency Finance Company or Citizens Financial Services, Inc.
     The primary purpose of the Exchange Offer is to minimize the overall long-term expenses associated with the sale of the Notes. In particular, to the extent that Outstanding Noteholders who reside in Pennsylvania exchange their Outstanding Notes for corresponding New Notes, the amount of the Pennsylvania Corporate Loans Tax currently being paid by FNB will be reduced, resulting in annual savings to FNB. The Exchange Offer is expected to expire at 5:00 p.m., New York City time, on March 1, 2006, unless we decide to extend the Exchange Offer. The Exchange Offer will be subject to certain customary conditions, which may be waived by us. We believe that there will be no material federal income tax consequences to holders of Outstanding Notes who exchange their Outstanding Notes for corresponding New Notes in the Exchange Offer.
     THE EXCHANGE OFFER IS NOT BEING MADE TO (NOR WILL TENDERS OF OUTSTANDING NOTES BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE OF THE EXCHANGE OFFER WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION. THE COMPANY RESERVES THE RIGHT NOT TO ACCEPT TENDERED OUTSTANDING NOTES FROM ANY TENDERING HOLDER IF THE COMPANY DETERMINES THAT SUCH ACCEPTANCE WOULD RESULT IN A VIOLATION OF APPLICABLE SECURITIES LAWS.
     POTENTIAL INVESTORS IN THE NEW NOTES SHOULD READ THE PROSPECTUS AND THE DOCUMENTS REFERRED TO THEREIN, INCLUDING THE INDENTURE, GUARANTY AND AGENCY AGREEMENT, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. INVESTORS MAY OBTAIN THESE DOCUMENTS FOR FREE AT THE SECURITIES AND EXCHANGE COMMISSION WEBSITE, WWW.SEC.GOV, OR AT F.N.B. CORPORATION’S WEBSITE, WWW.FNBCORPORATION.COM.
     The New Notes to be offered will not be deposits and will not be insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
     Neither the Securities and Exchange Commission nor any state securities commission will have approved or disapproved of the securities to be offered or determined if the Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
     This Form 8-K contains or incorporates by reference a number of forward-looking statements regarding our financial condition, results of operations, earnings outlook, business and prospects. You can find many of these statements by looking for words such as “plan,” “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” “potential,” “possible” or other similar expressions.
     The forward-looking statements involve certain risks and uncertainties. Our ability to predict results or the actual effects of our plans and strategies is inherently uncertain. Accordingly, actual results may differ materially from anticipated results. Some of the factors that may cause actual results or earnings to differ materially from those contemplated by the forward-looking statements include, but are not limited to, those discussed under “Risk Factors” in the Prospectus, as well as the following:
•	the businesses of FNB and an acquired company may not be integrated successfully or the integration may be more difficult, time-consuming or costly than currently anticipated;

•	expected revenue synergies and cost savings from any such acquisition may not be realized within the expected time frame or at all;

•	deposit attrition, operating costs, loss of customers and business disruption, including, without limitation, difficulties in maintaining relationships with our employees, customers or suppliers may be greater than anticipated following any such acquisition;

•	competitive pressure among financial services companies is intense;

•	general economic conditions may be less favorable than expected;

•	political conditions and related actions by the United States military abroad may adversely affect economic conditions as a whole;

•	changes in the interest rate environment may reduce interest margins and impact funding sources;

•	changes in market rates and prices may adversely impact the value of financial products and assets;

•	legislation or changes in the regulatory environment may adversely affect our businesses; and

•	litigation liabilities, including costs, expenses, settlements and judgments, may adversely affect our businesses.
     Because these forward-looking statements are subject to assumptions and uncertainties, actual results may differ materially from those expressed or implied by these forward-looking statements. You are cautioned not to place undue reliance on these statements, which speak only as of the date of this Form 8-K.
     All subsequent written and oral forward-looking statements concerning the matters addressed in this Form 8-K and attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable law or regulation, we undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date of this Form 8-K or to reflect the occurrence of unanticipated events.

Item 9.01(c) Exhibits.

Exhibit No.	Description of Exhibit

4.1	Certificate of Limited Partnership of FNB Financial Services, LP (incorporated by reference to Exhibit 4.3 of the Registration Statement on Form S-4 filed January 24, 2005)

4.2	Agreement of Limited Partnership of FNB Financial Services, LP dated as of December 3, 2004, by and between Regency Consumer Financial Services Inc. and FNB Consumer Financial Services Inc. (incorporated by reference to Exhibit 4.4 of the Registration Statement on Form S-4 filed January 24, 2005)

4.3	Form of Indenture dated as of ___, 2005, by and among FNB Financial Services, LP, as Issuer, F.N.B. Corporation, as Guarantor, and J.P. Morgan Trust Company, National Association, as Trustee (incorporated by reference to Exhibit 4.5 of the Registration Statement on Form S-4 filed January 24, 2005)

4.4	Form of FNB Financial Services, LP General Partner Certificate pursuant to the New Indenture (incorporated by reference to Exhibit 4.6 of the Registration Statement on Form S-4 filed January 24, 2005)

4.5	Form of Nonnegotiable Subordinated Term Note, Series 2005, of FNB Financial Services, LP (incorporated by reference to Exhibit 4.7 of the Registration Statement on Form S-4 filed January 24, 2005)

4.6	Form of Nonnegotiable Subordinated Daily Note, Series 2005, of FNB Financial Services, LP (incorporated by reference to Exhibit 4.8 of the Registration Statement on Form S-4 filed January 24, 2005)

4.7	Form of Nonnegotiable Subordinated Special Daily Note, Series 2005, of FNB Financial Services, LP (incorporated by reference to Exhibit 4.9 of the Registration Statement on Form S-4 filed January 24, 2005)

4.8	Form of FNB Financial Services, LP Letter of Transmittal (incorporated by reference to Exhibit 4.10 of the Registration Statement on Form S-4 filed January 24, 2005)

4.9	Form of Agency Agreement dated as of ___, 2005, by and among FNB Financial Services, LP, F.N.B. Corporation, as Guarantor, and Regency Finance Company, as Agent (incorporated by reference to Exhibit 4.11 of the Registration Statement on Form S-4 filed January 24, 2005)

4.10	Form of Guaranty of F.N.B. Corporation dated as of ___, 2005 (incorporated by reference to Exhibit 4.12 of the Registration Statement on Form S-4 filed January 24, 2005)

4.11	Form of Acceptance of Offer for New Notes (incorporated by reference to Exhibit 4.13 of the Registration Statement on Form S-4 filed January 24, 2005)

Exhibit No.	Description of Exhibit

4.12	Form of Indenture dated as of May 15, 1992, by and between F.N.B. Corporation and J.P. Morgan Trust Company, National Association, successor trustee to Northern Central Bank, as trustee (incorporated herein by reference to Exhibit 4.7 of FNB’s Registration Statement on Form S-2, File No. 33-45888)

4.13	First Supplemental Indenture, dated as of January 1, 1994, between FNB and the Trustee (incorporated by reference to Exhibit 4.4 of FNB’s Registration Statement on Form S-3, File No. 33-61367)

4.14	Second Supplemental Indenture, dated as of October 30, 2003, between FNB and the Trustee (incorporated by reference to Exhibit 4.1 of FNB’s Form 8-K filed on October 31, 2003)

4.15	Form of Amended and Restated Officers’ Certificate setting forth the terms of FNB’s Daily Notes (incorporated by reference to Exhibit 4.7 of FNB’s Registration Statement on Form S-3, File No. 333-103902)

4.16	Form of Second Officers’ Certificate, dated March 18, 2003, setting forth the terms of FNB’s Term Notes Series 2003 and Special Daily Notes Series 2003 (incorporated by reference to Exhibit 4.8 of FNB’s Registration Statement on Form S-3, File No. 333-103902)

4.17	Specimen of Outstanding Term Note (incorporated herein by reference to Exhibit 4.2 of FNB’s Registration Statement on Form S-3, File No. 333-103902)

4.18	Specimen of Outstanding Daily Note (incorporated herein by reference to Exhibit 4.2 of FNB’s Registration Statement on Form S-3, File No. 333-74737)

25.1	Form T-1 (incorporated by reference to Exhibit 25.1 of the Registration Statement on Form S-4 filed January 24, 2005)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F.N.B. CORPORATION

Date August 22, 2005	By:	/s/ Brian F. Lilly

Its: Chief Financial Officer